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                                                                    EXHIBIT 99.2


                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Assisted Living Concepts, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed, with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew
G. Patrick, Senior Vice President, Chief Financial Officer, Secretary and Treasurer, certify, pursuant to 18 U.S.C. Rule 1350, as adopted pursuant to Rule 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (1) The Report fully complies with all requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:         /s/ Matthew G. Patrick

     Matthew G. Patrick
     Senior Vice President, Chief Financial
     Officer, Secretary and Treasurer
     Assisted Living Concepts, Inc.
     March 31, 2002